UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2021

Public Service Enterprise Group Incorporated
(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973 430-7000
(Registrant’s telephone number, including area code)

PSEG Power LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34232	22-3663480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)
80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973 430-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Public Service Enterprise Group Incorporated Common Stock without par value	PEG	New York Stock Exchange
PSEG Power LLC 8.625% Senior Notes, due 2031	PEG31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The information contained in Item 8.01 Other Events in this combined Form
8-K
is separately filed by Public Service Enterprise Group Incorporated (PSEG) and PSEG Power LLC (PSEG Power). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form
8-K.
PSEG Power makes representations only as to itself and makes no other representations whatsoever as to any other company.

Item 8.01.	Other Events
PSEG and PSEG Power
In October 2020, PSEG Power filed with the Board of Public Utilities (BPU) its ZEC applications for PSEG Power’s three New Jersey nuclear power plants, Salem 1, Salem 2 and Hope Creek, for the three-year eligibility period starting in June 2022.
Today, the BPU voted to extend ZECs at the same approximate $10 per megawatt hour rate received during the current ZEC period ending May 2022 to Salem 1, Salem 2 and Hope Creek. PSEG Power is reviewing the BPU’s decision and will share next steps, if any, as soon as practical
.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)
Date: April 27, 2021
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC
(Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller
(Principal Accounting Officer)
Date: April 27, 2021